UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: December 9, 2025
(Date of earliest event reported)

FORD MOTOR COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-3950		38-0549190
(Commission File Number)		(IRS Employer Identification No.)

One American Road
Dearborn,	Michigan	48126
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
    (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
    (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	F	New York Stock Exchange
6.200% Notes due June 1, 2059	FPRB	New York Stock Exchange
6.000% Notes due December 1, 2059	FPRC	New York Stock Exchange
6.500% Notes due August 15, 2062	FPRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.06. Material Impairments.

As previously disclosed, although we are investing in our electric vehicle (“EV”) strategy, we anticipate that the market for EVs will continue to be challenging. As a result, we are taking several actions to adjust our business strategy, which impact our EV manufacturing capacity and product roadmap.

BlueOval SK, LLC

On December 9, 2025, Ford Motor Company (“Ford”), SK On Co., Ltd. (“SK On”), SK Battery America, Inc. (“SKBA,” a wholly owned subsidiary of SK On), and BlueOval SK, LLC (“BOSK”), a joint venture company formed by Ford, SK On, and SKBA to build and operate an EV battery plant in Tennessee and two EV battery plants in Kentucky, entered into a Joint Venture Disposition Agreement. Pursuant to the Joint Venture Disposition Agreement, Ford’s membership interest in BOSK will be redeemed and a Ford subsidiary will acquire the two BOSK plants and related equipment in Kentucky. Closing on the transactions contemplated by the Joint Venture Disposition Agreement is expected in the first half of 2026.

As a result of Ford’s entry into the Joint Venture Disposition Agreement, on December 9, 2025, we concluded that we will recognize a charge related to our share of BOSK’s long-lived asset impairment and the impairment of our remaining investment in BOSK. The aggregate expected pre-tax charge is estimated to be about $3 billion, which will be recognized in the fourth quarter of 2025. The charge will be treated as a special item and will not result in any cash expenditures.

EV Restructuring

To date, we have observed lower-than-anticipated industrywide EV adoption rates due to changes in consumer sentiment, competitive dynamics, legal and policy changes, and, in the last few months, significant developments in vehicle pricing dynamics, among other factors that we continue to monitor. The recent termination of U.S. tax credits intended to incentivize the purchase of EVs has also negatively affected EV adoption rates. Further, potentially significant relaxations in the stringency of federal emissions and fuel economy standards and federal legislation that eliminated the authority of California and other states to implement and enforce their more stringent emissions standards and zero-emission vehicle sales requirements, and other actions that may be forthcoming, may add to the disruption of the market for EVs in the United States. These developments, which may continue to affect the pace of EV adoption, could extend the period of underutilization of EV production capacity across the industry.

The challenges facing the EV market have led us to conclude that we no longer see a path to long-term profitability for our EV business without taking the strategic actions described herein. Accordingly, on December 11, 2025, in response to the above, we made the decision to rationalize our EV manufacturing capacity and product roadmap, including canceling three previously planned EVs (a full-size pickup, a commercial van for the United States, and a commercial van for Europe) and ending production of the current generation F-150 Lightning EV. As a result, we concluded that our Ford Model e segment long-lived assets are impaired. In addition, we will write down certain other long-lived assets related to the canceled EVs. The aggregate expected pre-tax write-down is estimated to be about $8.5 billion, which will be recognized in the fourth quarter of 2025. The charge will be treated as a special item and will not result in any cash expenditures.

Item 7.01. Regulation FD Disclosure.

BlueOval SK, LLC

In addition to the charges described above with respect to BOSK, as a result of our entry into the Joint Venture Disposition Agreement, we also expect to recognize pre-tax charges of about $3 billion, which primarily reflects our expected assumption of debt related to the Kentucky plants that we have guaranteed, net of the fair value of the assets we expect to receive (including the Kentucky plants and related equipment). These charges will be treated as a special item, and we expect to recognize the charges in the first half of 2026 upon closing of the transactions contemplated by the Joint Venture Disposition Agreement, which is subject to the satisfaction of the conditions identified therein, including receiving approvals from various third parties. Included in these charges is about $500 million of cash expenditures we expect to make in 2026 in conjunction with the closing of the transactions under the Joint Venture Disposition Agreement.

EV Restructuring

As a result of the above decision to rationalize our EV manufacturing capacity and product roadmap, including our decision to cancel the previously planned EVs described above and no longer produce the current generation F-150 Lightning EV, we may incur additional expenses and cash expenditures of up to about $5 billion and will recognize those charges in the quarter they are incurred as a special item. We expect to record about $1 billion of these expenses in the fourth quarter of 2025 and the remainder in 2026.

The following table summarizes the anticipated charges and expenses, cash expenditures, and timing thereof for the items described above in Item 2.06 and Item 7.01. Amounts shown in the table below are on a pre-tax basis (in billions) and will be treated as special items:

	Charges and Expenses		Cash Expenditures
	2025	2026 and 2027 (majority in 2026)	2025	2026 and 2027 (majority in 2026)
Model e Asset Impairment / Program Cancellation Asset Write-down	~$(8.5)	$—	$—	$—
BOSK JV Disposition	~(3.0)	~(3.0)	—	~(0.5)
Additional Program Cancellation-Related Expenses	~(1.0)	~(4.0)	—	~(5.0)
Subtotal By Year	~$(12.5)	~$(7.0)	$—	~$(5.5)
Total	~$(19.5)		~$(5.5)

In addition to the charges and expenses described above in Item 2.06 and Item 7.01, this environment may lead us to further adjust our investments, spending, production, and product or future technology launches to better match the pace of EV adoption and take incremental pricing actions. Accordingly, we may continue to incur significant expenses related to program cancellation costs or otherwise, including payments to our EV-related suppliers (battery, raw material, or otherwise), asset write-downs, or other matters. These regulatory and market dynamics may continue to evolve, which could have a substantial adverse impact on our results of operations and/or business, including our investments in supply, production capacity, and equity method investments.

Our news release dated December 15, 2025 is furnished as Exhibit 99 to this Report and is incorporated by reference herein.

Cautionary Note on Forward-Looking Statements

Statements included or incorporated by reference herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on expectations, forecasts, and assumptions by our management and involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation:

•Ford’s long-term success depends on delivering the Ford+ plan, including improving cost and competitiveness;
•Ford’s vehicles could be affected by defects that result in recall campaigns, increased warranty costs, or delays in new model launches, and the time it takes to improve the quality of our vehicles and services and reduce the costs associated therewith could continue to have an adverse effect on our business;
•Ford is highly dependent on its suppliers to deliver components in accordance with Ford’s production schedule and specifications, and a shortage of or inability to timely acquire key components or raw materials can disrupt Ford’s production of vehicles;
•Ford’s production, as well as Ford’s suppliers’ production, and/or the ability to deliver products to consumers could be disrupted by labor issues, public health issues, natural or man-made disasters, adverse effects of climate change, financial distress, production difficulties, capacity limitations, or other factors;
•Ford may not realize the anticipated benefits of existing or pending strategic alliances, joint ventures, acquisitions, divestitures, or business strategies or the benefits may take longer than expected to materialize;
•Ford may not realize the anticipated benefits of restructuring actions and such actions may cause Ford to incur significant charges, disrupt our operations, or harm our reputation;
•Failure to develop and deploy secure digital services that appeal to customers and grow our subscription rates could have a negative impact on Ford’s business;

•Ford’s ability to maintain a competitive cost structure could be affected by labor or other constraints;
•Ford’s ability to attract, develop, grow, support, and reward talent is critical to its success and competitiveness;
•Operational information systems, security systems, vehicles, and services could be affected by cybersecurity incidents, ransomware attacks, and other disruptions and impact Ford, Ford Credit, their suppliers, and dealers;
•To facilitate access to the raw materials and other components necessary for the production of electric vehicles, Ford has entered into and may, in the future, enter into multi-year commitments to raw material and other suppliers that subject Ford to risks associated with lower future demand for such items as well as costs that fluctuate and are difficult to accurately forecast;
•With a global footprint and supply chain, Ford’s results and operations could be adversely affected by economic or geopolitical developments, including protectionist trade policies such as tariffs, or other events;
•Ford’s new and existing products and digital, software, and physical services are subject to market acceptance and face significant competition from existing and new entrants in the automotive and digital and software services industries, and Ford’s reputation may be harmed based on positions it takes or if it is unable to achieve the initiatives it has announced;
•Ford may face increased price competition for its products and services, including pricing pressure resulting from industry excess capacity, currency fluctuations, competitive actions, or economic or other factors, particularly for electric vehicles;
•Inflationary pressure and fluctuations in commodity and energy prices, foreign currency exchange rates, interest rates, and market value of Ford or Ford Credit’s investments, including marketable securities, can have a significant effect on results;
•Ford’s results are dependent on sales of larger, more profitable vehicles, particularly in the United States;
•Industry sales volume can be volatile and could decline if there is a financial crisis, recession, public health emergency, or significant geopolitical event;
•The impact of government incentives on Ford’s business could be significant, and Ford’s receipt of government incentives could be subject to reduction, termination, or clawback;
•Ford and Ford Credit’s access to debt, securitization, or derivative markets around the world at competitive rates or in sufficient amounts could be affected by credit rating downgrades, market volatility, market disruption, regulatory requirements, asset portfolios, or other factors;
•Ford Credit could experience higher-than-expected credit losses, lower-than-anticipated residual values, or higher-than-expected return volumes for leased vehicles;
•Economic and demographic experience for pension and OPEB plans (e.g., discount rates or investment returns) could be worse than Ford has assumed;
•Pension and other postretirement liabilities could adversely affect Ford’s liquidity and financial condition;
•Ford and Ford Credit could experience unusual or significant litigation, governmental investigations, or adverse publicity arising out of alleged defects in products, services, perceived environmental impacts, or otherwise;
•Ford may need to substantially modify its product plans and facilities to comply with safety, emissions, fuel economy, autonomous driving technology, environmental, and other regulations;
•Ford and Ford Credit could be affected by the continued development of more stringent privacy, data use, data protection, data access, and artificial intelligence laws and regulations as well as consumers’ heightened expectations to safeguard their personal information; and
•Ford Credit could be subject to new or increased credit regulations, consumer protection regulations, or other regulations.

We cannot be certain that any expectation, forecast, or assumption made in preparing forward-looking statements will prove accurate, or that any projection will be realized. It is to be expected that there may be differences between projected and actual results. Our forward-looking statements speak only as of the date of their initial issuance, and we do not undertake, and expressly disclaim to the extent permitted by law, any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events, or otherwise. For additional discussion, see “Item 1A. Risk Factors” in our 2024 Form 10-K Report, as updated by our subsequent Quarterly Reports on Form 10‑Q and Current Reports on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

EXHIBITS*

Designation	Description	Method of Filing

Exhibit 99	News release dated December 15, 2025	Furnished with this Report

Exhibit 104	Cover Page Interactive Data File	**
(formatted in Inline XBRL)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY
(Registrant)

Date: December 15, 2025	By:	/s/ David J. Witten
David J. Witten
Assistant Secretary

*	Any reference in this Form 8-K Report or the attached exhibit(s) to our corporate website(s), other websites, and/or other social media sites or platforms, and the contents thereof, is provided for convenience only; such websites or platforms and the contents thereof are not incorporated by reference into this Report nor deemed filed with the Securities and Exchange Commission.
**	Submitted electronically with this Report in accordance with the provisions of Regulation S-T.